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                                                                   Exhibit 3-267
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                                                        FILED
                                                     DEC 13 1996
                                            SECRETARY OF THE COMMONWEALTH
                                                CORPORATIONS DIVISION


                       CERTIFICATE OF LIMITED PARTNERSHIP
                                      FOR
        SOMERSET NURSING AND REHABILITATION CENTER, LIMITED PARTNERSHIP

   The undersigned for the purpose of forming a Limited Partnership pursuant to Chapter 109 of the Massachusetts General Laws, does certify:

   1. The name of partnership shall be Somerset Nursing and Rehabilitation Center Limited Partnership ("Partnership")

   2. The Partnership is organized to own, develop, and manage a long term care facility in the City of Somerset, Massachusetts and to carry on any or all activity similar in nature and scope or incidental or related thereto

   3. The sole general partner is Joan E. Roover, Somerset Nursing and Rehabilitation, L.L.C, ("General Partner"), a Massachusetts limited company with a principal office at 363 Highland Avenue, Fall River, Massachusetts 02720.

   4. The principal office and address of the Partnership shall be at 363 Highland Avenue, Fall River, Massachusetts 02720. The Partnership's agent for service of process is the General Partner, whose address is the same as the Partnership.

   5. The last date certain upon which the Limited Partnership is to dissolve is twenty-five (25) years from the date of the filing.

Date December 2, 1996


                                     SOMERSET NURSING AND
                                     REHABILITATION, L.L.C.
                                     as General Partner

                                 By: /s/ John E Roover
                                     -------------------------------------------


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                                                        FILED
                                                     MAR 12 1997
                                            SECRETARY OF THE COMMONWEALTH
                                                CORPORATIONS DIVISION



                   AMENDED CERTIFICATE OF LIMITED PARTNERSHIP
                                      FOR
        SOMERSET NURSING AND REHABILITATION CENTER, LIMITED PARTNERSHIP

   The Undersigned certifies that pursuant to Chapter 109, Section 9 of the Massachusetts General Laws the Somerset Nursing and Rehabilitation Center, Limited Partnership hereby amends its certificate of limited partnership, which was filed on December 13, 1996 with the Office of the Secretary of Sate of the Commonwealth of Massachusetts, to reflect that the name of the limited partnership shall now be:

                    COPLEY HEALTH CARE PARTNERSHIP II, L.P.

Date March 12, 1997



                                     SOMERSET NURSING AND
                                     REHABILITATION, L.L.C.
                                     as General Partner

                                         /s/ Joan E. Roover
                                     By: ---------------------------------------


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                                                      SECRETARY OF THE
                                                        COMMONWEALTH
                                                      97 JUL 31 PM 3:58
                                                    CORPORATION DIVISION



                   AMENDED CERTIFICATE OF LIMITED PARTNERSHIP
                                      FOR
                    COPLEY HEALTH CARE PARTNERSHIP II, L.P.

   The Undersigned certifies that pursuant to Chapter 109, Section 9 of the Massachusetts General oCopley Health Care Partnership II. L.P. hereby amends its certificate of limited o to reflect that the name of the limited partnership shall now be:

        SOMERSET NURSING AND REHABILITATION CENTER, LIMITED PARTNERSHIP

   The original certificate of limited partnership having been filed with the Secretary of State on December 13, 1996.

Date 7/2/97



                                     SOMERSET NURSING AND
                                     REHABILITATION, L.L.C.
                                     as General Partner

                                         /s/ Joan E. Roover
                                    By:  ---------------------------------------
                                         363 Highland Avenue
                                         Fall River, Massachusetts 02720


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                                                                 FILED
                                                                   o


                     AMENDED CERTIFICATE OF LIMITED PARTNERSHIP
                                      FOR
        SOMERSET NURSING AND REHABILITATION CENTER, LIMITED PARTNERSHIP

     1. The name of the limited partnership is Somerset Nursing and Rehabilitation Center, Limited Partnership

     2. The Date of filing of original certificate of limited partnership was December 13, 1996

     3. The general partner is Somerset Nursing and Rehabilitation, LLC, 363 Highland Avenue, Fall River, Massachusetts.

     4. The certificate of limited partnership is hereby amended to reflect that the last date certain upon which the Limited Partnership is to dissolve is thirty-five (35) years from the date of formation.


                                  Somerset Nursing and Rehabilitation Center LLC as General Partner

                                     /s/ [Graphic Signature Omitted]
                                  By:---------------------------------------
                                     Authorized Representative of the General
                                     Partner of the LLC's Manager

Date: 11/19/97

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                        CERTIFICATE OF AMENDMENT OF THE
                     CERTIFICATE OF LIMITED PARTNERSHIP OF
        SOMERSET NURSING AND REHABILITATION CENTER, LIMITED PARTNERSHIP

   Pursuant to the provisions of M.G.L.c. 108, the Massachusetts Limited Partnership Act (the "Act"), the undersigned hereby certifies as follows:

   1. The name of the Limited Partnership (the "LP") is changed to Somerset Ridge Limited Partnership

   2. Date of Filing Original Certificate of Limited Partnership of the LP was December 13, 1996.

   3. The sole general partner is Somerset Ridge LLC ("General Partner"), a Massachusetts limited liability company with a principal office at c/o Genesis HealthCare Corporation, 200 Brickstone Square, Andover, MA 01810.

   4. The address of the office of the LP is c/o Genesis HealthCare Corporation, 200 Brickstone Square, Andover, MA 01810.

   5. The name and address of the resident agent for service of process for the LP is CT Corporation, 101 Federal Street, Boston, MA 02110.

   6. Paragraphs 1,3,4 and 5 above amend the Certificate.

                       [Signature on the following page.]

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   IN WITNESS WHEREOF, the undersigned hereby affirms under the penalties of perjury that the facts stated herein are true, this 5th day of January, 2004.



                          SOMERSET RIDGE LLC

                             By: SOMERSET RIDGE GENERAL
                                 PARTNERSHIP, its manager

                                  By: SOLOMONT FAMILY FALL RIVER
                                      VENTURE, INC., its general partner


                                          /s/ [Graphic Signature Omitted]
                                      By:  ------------------------------------
                                          Its: Sr. VP, General Council
                                               Corp. Secretary


                                  By: THE SOMERSET PARTNERSHIP
                                      HOLDING COMPANY, INC., its
                                      general partner


                                           /s/ [Graphic Signature Omitted]
                                      By:  ------------------------------------
                                          Its:  Sr. VP, General Council
                                                Corp. Secretary

                        CERTIFICATE OF AMENDMENT OF THE
                     CERTIFICATE OF LIMITED PARTNERSHIP OF
        SOMERSET NURSING AND REHABILITATION CENTRE, LIMITED PARTNERSHIP

   Pursuant to the provisions of M.G.L.c. 108, the Massachusetts Limited Partnership Act (the "Act"), the undersigned hereby certifies as follows:

   1. The name of the Limited Partnership (the "LP") is changed to Somerset Ridge Limited Partnership

   2. Date of Filing Original Certificate of Limited Partnership of the LP was December 13, 1996.

   3. The sole general partner is Somerset Ridge LLC ("General Partner"), a Massachusetts limited liability company with a principal office at c/o Genesis HealthCare Corporation, 200 Brickstone Square, Andover, MA 01810.

   4. The address of the office of the LP is c/o Genesis HealthCare Corporation, 200 Brickstone Square, Andover, MA 01810.

   5. The name and address of the resident agent for service of process for the LP is CT Corporation, 101 Federal Street, Boston, MA 02110.

   6. Paragraphs 1,3,4 and 5 above amend the Certificate.

                       [Signature on the following page.]

   IN WITNESS WHEREOF, the undersigned hereby affirms under the penalties of perjury that the facts stated herein are true, this 5th day of January, 2004.



                          SOMERSET RIDGE LLC

                             By: SOMERSET RIDGE GENERAL
                                 PARTNERSHIP, its manager

                                  By: SOLOMONT FAMILY FALL RIVER
                                      VENTURE, INC., its general partner


                                           /s/ [Graphic Signature Omitted]
                                      By:  -------------------------------------
                                           Its: Sr. VP, General Council
                                                Corp. Secretary


                                  By: THE SOMERSET PARTNERSHIP
                                      HOLDING COMPANY, INC., its
                                      general partner


                                           /s/ [Graphic Signature Omitted]
                                      By:  -------------------------------------
                                           Its: Sr. VP, General Council
                                                Corp. Secretary